                                                                     Exhibit 1.1

                                  $215,000,000

                                D.R. HORTON, INC.

                           7.5% Senior Notes due 2007

                             UNDERWRITING AGREEMENT

                                                               November 22, 2002



Banc of America Securities LLC
Wachovia Securities, Inc.
  c/o Banc of America Securities LLC
      9 West 57th Street
      Capital Markets, 31st Floor
      New York, New York 10019

Banc One Capital Markets, Inc.
1 Bank One Plaza, 8th Floor
Chicago, Illinois 60670

Ladies and Gentlemen:

          D.R. Horton, Inc., a Delaware corporation (the "Company"), proposes to issue and sell $215,000,000 aggregate principal amount of its 7.5% Senior Notes due 2007 (the "Notes") to Banc of America Securities LLC ("Banc of America") and Wachovia Securities, Inc. ("Wachovia"). In addition, Banc One Capital Markets, Inc. ("Banc One," and together with Banc of America and Wachovia, the "Underwriters") has agreed to participate as a "qualified independent underwriter" (in such capacity, the "QIU") within the meaning of the NASD Conduct Rules, in connection with the offering of the Notes. The Notes are to be issued pursuant to the provisions of an Indenture dated as of June 9, 1997 as supplemented (the "Base Indenture") and a supplemental indenture to be dated as of December 3, 2002 (the "Supplemental Indenture" and together with the Base Indenture, the "Indenture") among the Company, certain subsidiaries of the Company and American Stock Transfer and Trust Company, as Trustee (the "Trustee"). The Company's obligations under the Indenture and the Notes will be unconditionally guaranteed (the "Guarantees"), jointly and severally, by each of the subsidiaries of the Company listed on the signature pages hereof (the "Guarantors"). The Company and the Guarantors are collectively referred to herein as the "Issuers" and the Notes and the Guarantees are collectively referred to herein as the "Securities."

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          1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the published rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 (No. 333-84088), including a base prospectus relating to the Securities. The registration statement as amended at the time it became effective on March 27, 2002, including information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "Registration Statement"; and the base prospectus dated March 27, 2002 (the "Base Prospectus"), as supplemented by the prospectus supplement relating to the Securities in the form first used to confirm sales of Securities (the
"Prospectus Supplement"), is hereinafter referred to as the "Prospectus." Any reference herein to the Registration Statement, a preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus (the "Incorporated Documents"), and, except as otherwise indicated, when reference is made to information "in" (including by use of the terms "set forth in," "described in" and similar terms) the Prospectus or the Registration Statement, such reference shall be deemed to include information incorporated by reference in the Prospectus or the Registration Statement, as the case may be.

          2. Agreements To Sell and Purchase. The Company agrees to issue and sell, and, on the basis of the representations and warranties contained in this Underwriting Agreement (the "Agreement") and subject to its terms and conditions, each of the Underwriters agree, severally and not jointly, to purchase from the Company, the aggregate principal amount of the Notes set forth opposite such Underwriter's name on Schedule A hereto. The aggregate purchase price shall be 99.6308% of the principal amount thereof ($214,206,220), plus accrued interest, if any, from December 3, 2002 to the date of payment and delivery (the "Purchase Price").

          3. Terms of Public Offering. The Company is advised by the Underwriters that the Underwriters propose to make a public offering of the Securities as soon after the execution and delivery of this Agreement as in judgment of the Underwriters is advisable on the basis set forth in the Prospectus Supplement.

          4. Delivery and Payment. Delivery to the Underwriters of and payment for the Securities shall be made at 10:00 A.M., New York City time, on December 3, 2002 (the "Closing Date"), at such place as you shall designate. The Closing Date and the location of delivery of and the form of payment for the Securities may be varied by agreement between you and the Company. On the Closing Date, the Underwriters will make a payment to the Company in an amount previously agreed to by the Company and the Underwriters for a portion of the Company's expenses of the offering of the Securities (such payment, the "Expense Reimbursement").

          Certificates for the Securities shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date. Such certificates shall be made available to you for inspection not later

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                                       -3-

than 9:30 A.M., New York City time, on the business day next preceding the Closing Date. Certificates in definitive form evidencing the Securities shall be delivered to you on the Closing Date with any transfer taxes thereon duly paid by the Company, for the account of the Underwriters, against payment of the Purchase Price (net of the Expense Reimbursement) therefor by wire or certified or official bank checks payable in Federal funds to the order of the Company. If the Securities will be issued in book-entry form, the Company shall deposit the global certificate(s) representing the Securities with the Depository Trust Company ("DTC"), or its designated custodian, on the Closing Date, and the Company will deliver such global certificate(s) to the Underwriters by causing DTC to credit the Securities to the accounts of the Underwriters at DTC against payment therefor as set forth above.

          5. Agreements of the Issuers. The Issuers, jointly and severally, agree with each Underwriter as follows:

          (a) The Issuers will, if necessary or required by law, file an amendment to the Registration Statement or, if necessary pursuant to Rule 430A under the Act, a post-effective amendment to the Registration Statement, as soon as practicable after the execution and delivery of this Agreement, and will use their best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time. The Company will comply fully and in a timely manner with the applicable provisions of Rule 424 and Rule 430A under the Act.

          (b) The Issuers will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of the effectiveness of any amendment to the Registration Statement; (ii) of the transmission to the Commission for filing of any supplement to the Prospectus (including any document that would as a result of such filing become an Incorporated Document) and to furnish you with copies thereof; (iii) of the receipt of any comments from the Commission that relate to the Registration Statement or of any request by the Commission for amendment of or a supplement to the Registration Statement or the Prospectus or for additional information;
     (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or of the suspension of qualification of the Securities for offering or sale in any jurisdiction or the initiation or the threatening of any proceeding for such purpose; and (v) within the period of time referred to in paragraph (e) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any

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                                       -4-

     time any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or suspending any such qualification shall be issued, the Issuers will promptly use their best efforts to obtain the withdrawal of such order at the earliest possible time.

          (c) The Issuers will furnish to you, without charge, (i) five copies of the registration statement as originally filed with the Commission and of each amendment thereto, including all exhibits thereto, (ii) the Prospectus and any amendment or supplement thereto, (iii) such number of copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as you may request, (iv) such number of copies of the Incorporated Documents, without exhibits, as you may request, and (v) five copies of the exhibits to the Incorporated Documents.

          (d) The Issuers will not file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus or, prior to the end of the period of time referred to in paragraph (e) below, file any document which, upon filing becomes an Incorporated Document, of which you shall not previously have been advised or to which, after you shall have received a copy of the document proposed to be filed, you shall reasonably object.

          (e) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or any dealer, the Issuers will expeditiously deliver to the Underwriters and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Issuers consent to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by any Underwriter and by all dealers to whom Securities may be sold, both in connection with the offering and sale of the Securities and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or any dealer.

          (f) If during the period of time referred to in paragraph (e) above any event shall occur as a result of which, in the judgment of the Issuers or in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with the Act or any other law, the Issuers will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Pro-

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                                       -5-

     spectus will comply with law, and to furnish to the Underwriters and to such dealers as you shall specify such number of copies thereof as the Underwriters or such dealers may reasonably request. In the event that the Issuers and you agree that the Prospectus should be amended or supplemented, the Issuers, if requested by you, will promptly issue a press release, in compliance with applicable securities laws, announcing or disclosing the matters to be covered by the proposed amendment or supplement.

          (g) The Issuers will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Securities for offering and sale by any Underwriter and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided, however, that in no event shall any Issuer be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

          (h) The Issuers will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the date of the Prospectus and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder, and will advise you in writing when such statement has been made available.

          (i) During the period of five years hereafter, the Issuers will furnish to you as soon as available, a copy of all public materials furnished by the Company to its stockholders and all public reports and financial statements furnished by the Company to the principal national securities exchange upon which the common stock of the Company may be listed pursuant to requirements of or agreements with such exchange or to the Commission.

          (j) The Company will apply the net proceeds from the sale of the Securities in accordance with the description set forth in the Prospectus under the caption "Use of Proceeds."

          (k) Neither the Company nor any of its subsidiaries has taken, or will take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities.

          (l) The Issuers will pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration State-

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                                       -6-

     ment (including financial statements and exhibits), and all amendments and supplements thereto prior to or during the period specified in paragraph
     (e) above, (ii) the preparation of the Indenture, the issuance of the Notes and the fees of the Trustee; (iii) the printing and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Prospectus and all amendments or supplements thereto during the period specified in paragraph (e) above, (iv) the printing and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Securities (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery), (v) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including in each case the reasonable fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (vi) filings and clearance with the National Association of Securities Dealers, Inc. in connection with the offering, (vii) the listing, if any, of the Securities on any national securities exchange and (viii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Securities by any Underwriter or by dealers to whom Securities may be sold. The Issuers will also pay the $100,000 fee of the QIU.

          (m) The Issuers will not during the period beginning on the date hereof and continuing to and including the Closing Date, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or any warrants, options or other rights to purchase or acquire debt securities of the Company or any securities convertible into or exchangeable for debt securities of the Company (other than (i) the Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of Banc of America.

          (n) The Issuers will use their best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Issuers prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

          6. Representations and Warranties of the Issuers. The Issuers, jointly and severally, represent and warrant to each Underwriter that:

          (a) Each preliminary prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any preliminary prospectus.

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                                      -7-

     (b) The Registration Statement has become effective and at the date of the Prospectus (if different), including at the date of any post-effective amendment or supplement, the Registration Statement will comply in all material respects with the provisions of the Act, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus (and any supplements or amendments thereto) will at all such times comply in all material respects with the provisions of the Act and will not at any such time contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Issuers with respect to the Underwriters specifically for inclusion therein.

     (c) The Incorporated Documents, at the time they were filed with the Commission or, to the extent such documents were subsequently amended prior to the date hereof, at the time so amended, complied in all material respects with the requirements of the Act or the Securities Exchange Act of 1934, as amended, and the published rules and regulations of the Commission thereunder (collectively, the "Exchange Act"), as applicable, and such documents do not on the date hereof and will not on the Closing Date contain an untrue statement of a material fact and do not on the date hereof and will not on the Closing Date omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) The financial statements (including the related notes and supporting schedules) in the Registration Statement or the Prospectus present fairly the consolidated financial position and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except for changes in accounting principles described therein. The pro forma financial statements and other pro forma financial information (including the notes thereto) in the Prospectus have been prepared in all material respects in accordance with applicable requirements of Regulation S-X promulgated under the Exchange Act and have been properly computed on the bases described therein. The material assumptions used in the preparation of the pro forma financial statements and other pro forma information in the Prospectus are set forth therein and are reasonable, and the adjustments used therein are appropriate to give pro forma effect to the transactions or circumstances referred to therein.

     (e) Ernst & Young, LLP, who have reported on the financial statements of the Company, are independent public accountants with respect to the Company and its

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                                      -8-

subsidiaries as required by the Act and, to the Company's knowledge, are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act").

     (f) [RESERVED]

     (g) The Company and each of its subsidiaries have been duly formed and are validly existing in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification except where the failure to so qualify, singly or in the aggregate, would not have a material adverse effect on the financial condition, results of operations, business or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

     (h) The Company has an authorized capitalization as set forth in the Prospectus; and all of the issued equity interests of each subsidiary of the Company have been duly authorized and validly issued and, as to shares of capital stock of any corporation constituting a subsidiary, are fully paid and non-assessable and (except for directors' qualifying shares as disclosed in the Registration Statement or the Prospectus or minority interests in non-Guarantor subsidiaries) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims other than restrictions on transfer imposed by applicable securities laws.

     (i) The execution, delivery and performance of this Agreement, the Indenture and the Securities by the Issuers, compliance by the Issuers of all the provisions hereof and thereof and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the organizational documents of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their property or assets; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under the Act or applicable state or foreign securities laws in connection with the purchase and distribution of the Securities by any Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of

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                                      -9-

this Agreement, the Indenture and the Securities by the Issuers, compliance by the Issuers of all the provisions hereof and thereof and the consummation of the transactions contemplated hereby.

     (j) This Agreement has been duly authorized, executed and delivered by the Issuers and is a valid and binding agreement of the Issuers enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law).

     (k) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), and has been duly authorized, executed and delivered by the Issuers and is a valid and binding agreement of the Issuers, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     (l) The Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to each of the Underwriters against payment therefor as provided by this Agreement, will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     (m) The Guarantees have been duly authorized and, upon endorsement on the Notes by the Guarantors, execution and authentication of the Notes in accordance with the provisions of the Indenture and delivery of the Notes to each of the Underwriters against payment therefor as provided by this Agreement, will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     (n) The Securities and the Indenture conform to the description thereof in the Prospectus.

     (o) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements in the Prospectus, any loss or interference with the business of the Company and its subsidiaries taken as a whole from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any

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                                      -10-

labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, resulting in a Material Adverse Effect; and, since such date, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

     (p) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

     (q) The Company and its subsidiaries own the items of real property and personal property purported to be owned by them which are material to the conduct of the business of the Company and its subsidiaries taken as a whole, free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or such as would not have a Material Adverse Effect. All real property held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are described in the Prospectus or such as would not have a Material Adverse Effect.

     (r) Except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which are reasonably likely to have a Material Adverse Effect; and to the Issuers' knowledge, no such proceedings are threatened by governmental authorities or by others.

     (s) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

     (t) To the Issuers' knowledge, all real property owned (either presently or at any time in the past) or presently leased by the Company and its subsidiaries in connection with the operation of their business, including, without limitation, any subsurface soils and ground water (collectively, the "Realty"), is free of contamination from any substance or material presently known to be toxic or hazardous, including, without limitation, any radioactive substance, methane, volatile hydrocarbons or industrial solvents (each, a "Hazardous Substance"), which could reasonably be expected to materially impair the beneficial use thereof by the Company and its subsidiaries or constitute or cause a significant health, safety or other environmental hazard to occupants or users (except for contaminations which would not have a Material Adverse Effect); and to the Issuers' knowledge, the Realty does not contain any underground storage or treatment tanks, active or abandoned water, gas or oil wells, or any other underground improvements or structures, other than the foundations, footings or other supports for the improvements located thereon, the presence of which would have a Material Adverse Effect. Notwithstanding the foregoing, Hazardous Substances shall be deemed not to include any supplies or substances maintained, used, stored or held on the Realty which are (i) naturally occurring, (ii) installed by public utilities or (iii) used in the ordinary course of the Company's or its subsidiaries' business, provided that such supplies or substances are stored, used, maintained and held in all material respects in accordance with any applicable governmental requirements and with restrictions, conditions and standards suggested by the manufacturer and the Company's insurance carriers.

     (u) The Company and its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses.

     (v) The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses the absence of which would have a Material Adverse Effect and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

     (w) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Act.

     (x) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the Issuers' knowledge, is imminent which could reasonably be expected to have a Material Adverse Effect.

     (y) The Company and its subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, except where the failure to do so has not had and would reasonably not be expected to have a Material Adverse Effect, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had

     (nor does any Issuer have any knowledge of any tax deficiency which would reasonably likely have) a Material Adverse Effect.

          (z) Since the date as of which information is given in the Prospectus, and except as may otherwise be disclosed in the Prospectus, neither the Company nor any of its subsidiaries has (i) entered into any material transaction not in the ordinary course of business or (ii) declared or paid any dividend on its capital stock, and, from the date of the Prospectus, neither the Company nor any of its subsidiaries has incurred any liability other than in the ordinary course of business that is material to the Company and its subsidiaries taken as a whole.

          (aa) The Company is in full compliance with Section 13(b)(2) of the Exchange Act.

          (bb) Neither the Company nor any of its subsidiaries (i) is in violation of its organizational documents, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject as a result of which default there would be a Material Adverse Effect or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business which violation or failure would have a Material Adverse Effect.

          (cc) Neither the Company nor any of its subsidiaries is an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

          7. Indemnification. (a) The Issuers, jointly and severally, agree to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the directors, officers, employees and agents of each of the foregoing (collectively, the "Underwriter Indemnified Parties"), from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Issuers by or on behalf of such Underwriter expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter Indemnified Party asserted by a person with respect to any such losses, claims, damages and liabilities and judgments, if a copy of the Prospectus (as then amended or supplemented if the Issuers shall have furnished such amendment or supplement thereto in the requisite quantity on a timely basis to permit such sending or giving) was not sent or given by or on behalf of such Underwriter or related Underwriter Indemnified Party to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of Securities to such person, and if the Prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment. Notwithstanding anything to the contrary herein, no Underwriter shall be obligated to send or give any Incorporated Document, or any amendment or supplement thereto, to any person in order to benefit from the indemnity provisions herein or otherwise. The foregoing indemnity agreement shall be in addition to any liability that the Issuers may otherwise have.

          (b) The Issuers, jointly and severally, also agree to indemnify and hold harmless Banc One and its Underwriter Indemnified Parties, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of Banc One's participation as the QIU in the offering of the Notes; provided, however, that the Issuers shall not be liable under the foregoing indemnity to the extent that any loss, claim, damage, liability or judgment results from the gross negligence or willful misconduct of the QIU.

          (c) In case any action shall be brought against any Underwriter Indemnified Party, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Issuers, the Underwriters shall promptly notify the Issuers in writing and the Issuers shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Such Underwriter Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter Indemnified Party unless (i) the employment of such counsel shall have been specifically authorized in writing by the Issuers, (ii) the Issuers shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter Indemnified Party and the Issuers and such Underwriter Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Issuers (in which case the Issuers shall not have the right to assume the defense of such action on behalf of such Underwriter Indemnified Party, it being understood, however, that the Issuers shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriter Indemnified Parties, which firm shall be designated in writing by Banc of America and that all such fees and expenses shall be reimbursed as they are incurred). The Issuers shall not be liable for any settlement of any such action effected without the Company's written consent but if settled with the written consent of the Company, the Issuers agree to indemnify and hold harmless the Underwriter Indemnified Parties from and against any loss or liability by reason of such settlement. The Company shall not, without the prior written consent of the Underwriter Indemnified Parties, effect any settlement of any pending or threatened proceeding in respect of which any Underwriter Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Underwriter Indemnified Party, unless such settlement includes an unconditional release of such Underwriter Indemnified Party from all liability on claims that are the subject matter of such proceeding.

          (d) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Issuers, their directors, their officers who sign the Registration Statement and any person controlling the Issuers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to the Underwriter Indemnified Parties but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Issuers, any of its directors, any such officer or any person controlling the Issuers based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Issuers (except that if the Issuers shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Issuers, their directors, any such officers and any person controlling the Issuers shall have the rights and duties given to the Underwriters, by Section 7(c) hereof.

          (e) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the compensation received by the Underwriters (based on discount to investors on resale), bear to the sum of such total net proceeds and such compensation. The relative fault of the Issuers and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Issuers or any Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Issuers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) The Underwriters confirm and the Issuers acknowledge that the statements with respect to the public offering of the Securities by the Underwriters set forth in the third and fourth paragraphs of the section entitled "Underwriting" in the Prospectus Supplement are correct and constitute the only information concerning the Underwriters furnished in writing to the Issuers by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          8. Conditions of Underwriters' Obligation. The obligation of the Underwriters to purchase the Securities under this Agreement is subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Issuers contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date. The Issuers shall have performed or complied with all of their agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

          (b) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or threatened by the Commission, (ii) every request for additional information on the part of the Commission shall have been complied with in all material respects, and (iii) no stop order suspending the sale of the Securities in any jurisdiction referred to in Section 6(g) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened which would, in your reasonable judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities.

          (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any Issuer's debt by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

          (d) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company and its subsidiaries taken as a whole, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any material change in the capital stock or in the long-term debt of the Company or any of its subsidiaries from that set forth in the Registration Statement and Prospectus and (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus.

          (e) You shall have received on the Closing Date a certificate dated the Closing Date, signed by (i) Donald R. Horton or Donald J. Tomnitz and
     (ii) Samuel R. Fuller, in their capacities as (A) the Chairman of the Board or Chief Executive Officer and President and (B) Chief Financial Officer of the Company, respectively, confirming the matters set forth in paragraphs
     (a), (b), (c) and (d) of this Section 8.

          (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriter), dated the Closing Date, of Gibson Dunn & Crutcher LLP, special counsel for the Company, to the effect that:

               (i) The Company is validly existing as a corporation in good standing under the laws of the State of Delaware and has all corporate power and authority necessary to execute, deliver and perform its obligations under the Underwriting Agreement, the Indenture and the Notes. Each of the Guarantors that are organized under the laws of the States of California, Colorado, Delaware,

          Nevada and Texas (the "Specified Guarantors") that is a corporation is validly existing as a corporation in good standing under the laws of its state of incorporation and has all corporate power and authority necessary to execute, deliver and perform its obligations under the Underwriting Agreement, the Indenture and the Guarantees. Each Specified Guarantor that is a limited liability company or a limited partnership is validly existing as a limited liability company or a limited partnership, as the case may be, under the laws of its state of its formation and has all limited liability company or partnership power and authority necessary to execute, deliver and perform its obligations under the Underwriting Agreement, the Indenture and the Guarantees.

               (ii) To such counsel's knowledge and other than as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which is of a character which is required to be disclosed in the Prospectus; and, to such counsel's knowledge, no such proceedings are threatened by governmental authorities or by others.

               (iii) The Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Act on the date specified therein, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

               (iv) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to the Closing Date (other than the financial data (and the related notes thereto) and statistical data and the financial statements and related schedules therein, as to which such counsel need express no opinion) appear on their face to comply as to form in all material respects with the requirements of the Act; the documents incorporated by reference in the Prospectus and any further amendment or supplement to any such incorporated document made by the Company prior to the Closing Date (other than the financial data (and the related notes thereto) and statistical data and the financial statements, and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission appear on their face to have been appropriately responsive in all material respects to the requirements of the Act and the Exchange Act.

               (v) To such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Act.

               (vi) This Agreement has been duly authorized, executed and delivered by the Issuers.

               (vii) The execution and delivery of the Underwriting Agreement, the issuance and sale of the Securities and the execution, delivery and performance of the Indenture and the Securities by the Issuers will not result in a material breach or violation of any of the terms or provisions of, or constitute a material default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument listed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001 or to any subsequent filing under the Exchange Act or the Act by the Company, nor will such actions result in any violation of the provisions of the articles or certificates of incorporation, bylaws, limited liability company agreement, limited partnership agreement, operating agreement or other constitutive document of the Company or any Specified Guarantor under any Applicable Law (as defined below) or any order, judgment or decree known to us under any court or government agency or body of the United States of America or the States of New York, California or Texas having jurisdiction over the Company or any Specified Guarantor or any of its property or assets under any Applicable Law.

                      For the purposes of this Section 8(f)(vii), the term "Applicable Law" shall mean the Delaware General Corporation Law, the Delaware Limited Liability Company Act and the Delaware Revised Uniform Limited Partnership Act, the Nevada General Corporation Law, the present corporation, partnership and limited liability company statutes of the States of California, Texas and Colorado, any of the present laws of the United States of America, any of the present laws of the State of New York, the statutes, rules or regulations of the State of California and Texas, in each case generally applicable to transactions in the nature of those contemplated by the Underwriting Agreement and the Indenture, and to present judicial interpretations thereto and to the facts as they presently exist.

               (viii) The Indenture has been duly authorized, executed and delivered by the Company and the Specified Guarantors and is a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms.

               (xi) The Notes have been duly authorized and executed by the Company and, when authenticated in accordance with the provisions of the Indenture and delivered to the Underwriters against payment therefor as provided by the this Agreement, will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

               (x) The Guarantees have been duly authorized and endorsed on the Notes by the Guarantors, and, upon authentication of the Notes in accordance with the provisions of the Indenture and delivery thereof to the Underwriters against payment therefor as provided by this Agreement, will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms.

               (xi) The Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus.

               (xii) The Supplemental Indenture is (x) authorized and permitted by the Indenture, (y) not inconsistent with the Indenture and (z) valid and binding upon the Issuers an accordance with its terms.

          In rendering such opinion, such counsel may state that its opinion is limited to the Federal laws of the United States of America, the laws of the States of Texas and New York and the General Corporation Law of the State of Delaware. Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters, to the effect that (x) such counsel has acted as special counsel to the Company in connection with the preparation of the Registration Statement and during the course of the preparation of the Registration Statement and Prospectus, such counsel participated in conferences with representatives of the Company, the Company's internal counsel, and its accountants and the representatives of the Underwriters and at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that (I) the Registration Statement (except as to financial data (and related notes thereto) and statistical data and the financial statements and related schedules contained or incorporated by reference therein), as of the date the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (except as to financial data (and related notes thereto) and statistical data and the financial statements and related schedules contained or incorporated by reference therein) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any Incorporated Document or any amendment or supplement thereto made by the Company prior to such Closing Date, when they were filed with the Commission, as the case may be, contained (except as to financial and data (and related notes thereto) and statistical data and the financial statements and related schedules contained or incorporated by reference therein) an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel has not independ ently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus or incorporated by reference therein, and such counsel is not passing upon and such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

          (g) You shall have received on the Closing Date an opinion, dated the Closing Date, of Cahill Gordon and Reindel, counsel for the Underwriter, in form and substance satisfactory to the Underwriters.

          (h) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Ernst & Young, LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Ernst & Young, LLP, on the date of this Agreement.

          (i) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock, net revenues, per share or total amounts of income before extraordinary income or of net income or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus.

          (j) The Issuers shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement or the Prospectus as you reasonably may request.

          (k) You shall have been furnished with such additional documents and certificates as you or counsel for the Underwriters may reasonably request.

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

          Any certificate or document signed by any officer of the Issuers and delivered to you or to your counsel shall be deemed a representation and warranty by the Issuers to the Underwriters as to the statements made therein.

          9. Default by an Underwriter. If any one Underwriter shall fail to purchase and pay for any of the Notes agreed to be purchased by such Underwriter hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Notes set forth opposite their names in Schedule A hereto bears to the aggregate principal amount of Notes set forth opposite the names of all the remaining Underwriters) the Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Notes set forth in Schedule A hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Notes, and if such non-defaulting Underwriters do not purchase all the Notes, this Agreement will terminate without liability to any non-defaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five business days, as Banc of America shall determine in order that the required changes in the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company or any non-defaulting Underwriter for damages occasioned by its default hereunder.

          10. Termination.

          This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Issuers if any of the following has occurred:
(i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries or the earnings, affairs, or business prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices for securities on any such exchange, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and ad versely affect, the business or operations of the Company and its subsidiaries taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

          11. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Issuers, to D.R. Horton, Inc., 1901 Ascension Blvd., Suite 100, Arlington, Texas 76006, Attention: Chief Financial Officer and (b) if to the Underwriters, to c/o Banc of America Securities LLC, 9 West 57th Street, New York, New York 10019, Attention: Legal Department, or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and directors (in their capacities as such) and of the Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company (in their capacities as such), (ii) acceptance of the Securities and payment for them hereunder and
(iii) termination of this Agreement.

          If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of any Issuer to perform any of its agreements in this Agreement or to fulfill any of the conditions of Section 8 of this Agreement, the Issuers, jointly and severally, agree to reimburse the Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by it.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Issuers, the Underwriters, any controlling persons referred to herein, the other indemnitees referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from any Underwriter merely because of such purchase.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          References herein to "your judgment" or "your opinion" shall be deemed to be the judgment or opinion, as the case may be, of Banc of America only.


                            [Signature Pages Follow]

     Please confirm that the foregoing correctly sets forth the agreement between the Issuers and the Underwriters.

                               Very truly yours,

                               D.R. HORTON, INC.


                               By: /s/ Samuel R. Fuller
                                   ---------------------------------------------
                                       Samuel R. Fuller
                                       Executive Vice President, Treasurer and
                                       Chief Financial Officer

                        GUARANTORS:

                        C. RICHARD DOBSON BUILDERS, INC.
                        CHI CONSTRUCTION COMPANY
                        CHTEX OF TEXAS, INC.
                        CONTINENTAL HOMES, INC.
                        CONTINENTAL HOMES OF FLORIDA, INC.
                        CONTINENTAL RESIDENTIAL, INC.
                        D.R. HORTON, INC. - BIRMINGHAM
                        D.R. HORTON, INC. - CHICAGO
                        D.R. HORTON, INC. - DENVER
                        D.R. HORTON, INC. - DIETZ-CRANE
                        D.R. HORTON, INC. - GREENSBORO
                        D.R. HORTON, INC. - JACKSONVILLE
                        D.R. HORTON, INC. - LOUISVILLE
                        D.R. HORTON, INC. - MINNESOTA
                        D.R. HORTON, INC. - NEW JERSEY
                        D.R. HORTON, INC. - PORTLAND
                        D.R. HORTON, INC. - SACRAMENTO
                        D.R. HORTON, INC. - TORREY
                        D.R. HORTON LOS ANGELES HOLDING COMPANY, INC.
                        D.R. HORTON SAN DIEGO HOLDING COMPANY, INC.
                        DRH CAMBRIDGE HOMES, INC.
                        DRH CONSTRUCTION, INC.
                        DRH REGREM III, INC.
                        DRH REGREM IV, INC.
                        DRH REGREM V, INC.
                        DRH SOUTHWEST CONSTRUCTION, INC.
                        DRH TITLE COMPANY OF COLORADO, INC.
                        DRH TUCSON CONSTRUCTION, INC.
                        DRHI, INC.
                        KDB HOMES, INC.
                        MEADOWS I, LTD.
                        MEADOWS VIII, LTD.
                        MEADOWS IX, INC.
                        MEADOWS X, INC.
                        THE CLUB AT PRADERA, INC. (formerly DRH REGREM II, INC.)

                        By:  /s/ Samuel R. Fuller
                            ----------------------------------------------------
                             Samuel R. Fuller
                             Treasurer

                          CH INVESTMENTS OF TEXAS, INC.
                          MEADOWS II, LTD.

                          By: /s/ William Peck
                             -------------------------------------------
                                  William Peck
                                  President

                CONTINENTAL HOMES OF TEXAS, L.P.

                By: CHTEX of Texas, Inc., its general partner

                      By:  /s/ Samuel R. Fuller
                          ------------------------------------------
                              Samuel R. Fuller, Treasurer

                D.R. HORTON MANAGEMENT COMPANY, LTD.
                D.R. HORTON - EMERALD, LTD.
                D.R. HORTON - TEXAS, LTD.
                DRH REGREM VII, LP

                By: Meadows I, Ltd., its general partner


                      By:  /s/ Samuel R. Fuller
                          ------------------------------------------
                              Samuel R. Fuller, Treasurer

                SGS COMMUNITIES AT GRANDE QUAY, LLC

                By: Meadows IX, Inc., a member

                      By:  /s/ Samuel R. Fuller
                          ------------------------------------------
                              Samuel R. Fuller, Treasurer

                and

                By: Meadows X, Inc., a member

                      By:  /s/ Samuel R. Fuller
                          ------------------------------------------
                              Samuel R. Fuller, Treasurer

                DRH CAMBRIDGE HOMES, LLC
                DRH REGREM VIII, LLC

                By: D.R. Horton, Inc. - Chicago, a member

                      By:  /s/ Samuel R. Fuller
                          ------------------------------------------
                              Samuel R. Fuller
                              Treasurer

                           ALLEGRA, LLC
                           APLAM, LLC
                           WESTERN PACIFIC HOUSING CO.
                           WESTERN PACIFIC HOUSING-ANTIGUA, LLC
                           WESTERN PACIFIC HOUSING-AVIARA, L.P.
                           WESTERN PACIFIC HOUSING-BOARDWALK, LLC
                           WESTERN PACIFIC HOUSING-BROADWAY, LLC
                           WESTERN PACIFIC HOUSING-CANYON PARK, LLC
                           WESTERN PACIFIC HOUSING-CARMEL, LLC
                           WESTERN PACIFIC HOUSING-CARRILLO, LLC
                           WESTERN PACIFIC HOUSING-COMMUNICATIONS HILL, LLC WESTERN PACIFIC HOUSING-CREEKSIDE, LLC
                           WESTERN PACIFIC HOUSING-CULVER CITY, L.P.
                           WESTERN PACIFIC HOUSING-LOMAS VERDES, LLC
                           WESTERN PACIFIC HOUSING-LOST HILLS PARK, LLC
                           WESTERN PACIFIC HOUSING-MCGONIGLE CANYON, LLC WESTERN PACIFIC HOUSING-MOUNTAINGATE, L.P.
                           WESTERN PACIFIC HOUSING-NORCO ESTATES, LLC
                           WESTERN PACIFIC HOUSING-OSO, L.P.
                           WESTERN PACIFIC HOUSING-PARK AVENUE EAST, LLC WESTERN PACIFIC HOUSING-PARK AVENUE WEST, LLC WESTERN PACIFIC HOUSING-PLAYA VISTA, LLC
                           WESTERN PACIFIC HOUSING-ROBINHOOD RIDGE, LLC
                           WESTERN PACIFIC HOUSING-SANTA FE, LLC
                           WESTERN PACIFIC HOUSING-SCRIPPS II, LLC
                           WESTERN PACIFIC HOUSING-SCRIPPS, L.P.
                           WESTERN PACIFIC HOUSING-SEACOVE, L.P.
                           WESTERN PACIFIC HOUSING-STUDIO 528, LLC
                           WESTERN PACIFIC HOUSING-TERRA BAY DUETS, LLC
                           WESTERN PACIFIC HOUSING-TORRANCE, LLC
                           WESTERN PACIFIC HOUSING-TORREY COMMERCIAL, LLC WESTERN PACIFIC HOUSING-TORREY MEADOWS, LLC WESTERN PACIFIC HOUSING-TORREY MULTI-FAMILY, LLC WESTERN PACIFIC HOUSING-TORREY VILLAGE CENTER, LLC WESTERN PACIFIC HOUSING-VINEYARD TERRACE, LLC WESTERN PACIFIC HOUSING-WINDEMERE, LLC
                           WESTERN PACIFIC HOUSING-WINDFLOWER, L.P.
                           WPH-CAMINO RUIZ, LLC
                           WPH-HPH, LLC

                           By:      LAMCO Housing, Inc.,
                                    its Member or General Partner

                                    By: /s/ Samuel R. Fuller
                                        ---------------------------------------
                                            Samuel R. Fuller
                                            Vice President

                           SCHULER HOMES OF ARIZONA LLC
                           SHA CONSTRUCTION LLC

                           By: SRHI LLC,
                               its Member

                                    By: SLHR of Nevada, Inc.,
                                        its Member

                                        By: /s/ Samuel R. Fuller
                                            -----------------------------
                                            Samuel R. Fuller
                                            Vice President

                           HPH HOMEBUILDERS 2000 L.P.
                           PORTER GP LLC

                           By: WPH-HPH, LLC,
                               its General Partner or Member

                                    By: LAMCO Housing, Inc.,
                                        its Member

                                        By: /s/ Samuel R. Fuller
                                            -----------------------------
                                            Samuel R. Fuller
                                            Vice President

                           AP LHI, INC.
                           AP WESTERN GP CORPORATION
                           AP WP OPERATING CORPORATION
                           LAMCO HOUSING, INC.
                           MELODY HOMES, INC.
                           MELMORT CO.
                           SCHULER HOMES OF CALIFORNIA, INC.
                           SCHULER HOMES OF OREGON, INC.
                           SCHULER HOMES OF WASHINGTON, INC.
                           SCHULER MORTGAGE, INC.
                           SCHULER REALTY HAWAII, INC.
                           SHLR OF CALIFORNIA, INC.
                           SHLR OF COLORADO, INC.
                           SHLR OF NEVADA, INC.
                           SHLR OF UTAH, INC.
                           SHLR OF WASHINGTON, INC.
                           VERTICAL CONSTRUCTION CORPORATION
                           WESTERN PACIFIC FUNDING, INC.
                           WESTERN PACIFIC HOUSING MANAGEMENT, INC.
                           WESTERN PACIFIC HOUSING, INC.


                           By:     /s/ Samuel R. Fuller
                                   --------------------------------------------
                                   Samuel R. Fuller
                                   Vice President

                         D.R. HORTON-SCHULER HOMES, LLC

                           By: Vertical Construction Corporation,
                               its Manager

                               By: /s/ Samuel R. Fuller
                                   -----------------------------
                                   Samuel R. Fuller
                                   Vice President


                          SRHI LLC

                           By: SHLR of Nevada, Inc.,
                               its Member

                               By: /s/ Samuel R. Fuller
                                   -----------------------------
                                   Samuel R. Fuller
                                   Vice President


                           SSHI LLC

                           By: SHLR of Washington, Inc.,
                               its Member

                               By: /s/ Samuel R. Fuller
                                   -----------------------------
                                   Samuel R. Fuller
                                   Vice President



                           WESTERN PACIFIC HOUSING-COPPER CANYON, LLC
                           WESTERN PACIFIC HOUSING-PACIFIC PARK II, LLC
                           WESTERN PACIFIC HOUSING-POINSETTIA, L.P.
                           WESTERN PACIFIC HOUSING-DEL VALLE, LLC


                           By: AP Western GP Corporation,
                               its Member or General Partner

                               By: /s/ Samuel R. Fuller
                                   -----------------------------
                                   Samuel R. Fuller
                                   Vice President


                           WESTERN PACIFIC HOUSING-RIVER RIDGE, LLC

                           By: AP LHI, Inc.,
                               its Member

                               By: /s/ Samuel R. Fuller
                                   -----------------------------
                                   Samuel R. Fuller
                                   Vice President


                           AP WP PARTNERS, L.P.

                           By: AP WP Operating Corporation,
                               its General Partner

                               By: /s/ Samuel R. Fuller
                                   -----------------------------
                                   Samuel R. Fuller
                                   Vice President

Agreed and accepted as of the
date first written above:


BANC OF AMERICA SECURITIES LLC
WACHOVIA SECURITIES, INC.

By: BANC OF AMERICA SECURITIES LLC

By:  /s/ Adam Goodfriend
     --------------------------------------
     Name: Adam Goodfriend
     Title: Managing Director


BANC ONE CAPITAL MARKETS, INC.

By:    /s/ David H. Schabes
     --------------------------------------
     Name:   David H. Schabes
     Title:  Managing Director